[GRAPHIC OMITTED]

                        NEVADA GOLD & CASINOS ANNOUNCES
                             SECOND QUARTER RESULTS

Houston, TX - November 9, 2004 - Nevada Gold & Casinos, Inc. (AMEX: UWN) today announced financial results for the second quarter of fiscal 2005 ended September 30, 2004.

For the second quarter of fiscal 2005, revenues decreased to $1.5 million compared to $2.7 million in the second quarter of fiscal 2004. The revenue decrease was primarily due to a $785,000 decrease in interest income related to a lower balance in outstanding notes receivable from the River Rock project, as well as a $343,000 decrease in credit enhancement fee income from River Rock, most of which was due to a one-time audit adjustment to River Rock's financial statements resulting in a decrease of $320,000 in Nevada Gold's credit enhancement fee income.

The Company's equity in earnings from Isle of Capri-Black Hawk (IC-BH), the company's joint venture with Isle of Capri Casinos, decreased to $1.7 million from $2.7 million in the prior year period. IC-BH's second quarter earnings before interest, taxes, depreciation and amortization ("EBITDA"), was $9.6 million compared to $13.3 million in the prior year period. A reconciliation of EBITDA to operating income is provided in the attached financial statements. The decrease in earnings and EBITDA is primarily attributable to the construction disruption related to the expansion project at the joint venture's two properties in Black Hawk.

Net income for the second quarter was $1.1 million compared to $1.8 in the second quarter of fiscal 2003. Net income per diluted common share was $0.08, compared to $0.15 in the prior year period. Diluted weighted average common shares outstanding in the second quarter were 14.7 million compared to 15.6 million in the prior year period.

H. Thomas Winn, Chairman, President & CEO of Nevada Gold & Casinos, Inc. commented, "While our second quarter was less than we had hoped for, we are excited about the current status of the Company. With a number of new projects in the pipeline, the expansion project at River Rock nearly completed and major enhancements to the Black Hawk properties on their way, we are very enthusiastic about the future."

Forward-Looking Statements

This release contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We use words such as "anticipate," "believe," "expect," "future," "intend," "plan," and similar expressions to identify forward-looking statements. Forward-looking statements include, without limitation, our ability to increase income streams, to grow revenue and earnings, and to obtain additional Indian gaming and other projects. These statements are only predictions and are subject to certain risks, uncertainties and assumptions, which are identified and described in the Company's public filings with the Securities and Exchange Commission.

                           NEVADA GOLD & CASINOS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                   Three Months Ended
                                                      September 30,
                                                --------------------------
                                                    2004          2003
                                                ------------  ------------
REVENUES
Gaming asset participation income:
  Dry Creek Casino, L.L.C.                      $ 1,065,868   $ 1,408,750
Other income:
  Interest income                                   460,836     1,245,651
  Royalty income                                     16,903        15,134
  Miscellaneous income                                    -        19,330
                                                ------------  ------------

  TOTAL REVENUES                                  1,543,607     2,688,865
                                                ------------  ------------

EXPENSES
General and administrative                          231,617       211,621
Interest expense                                    378,471     1,044,487
Salaries                                            555,137       286,551
Legal and professional fees                         375,052       528,291
Amortization of deferred loan issue cost             53,265      (149,663)
Write-off of project development costs                    -        23,403
Other                                                71,710        46,678
                                                ------------  ------------

  TOTAL EXPENSES                                  1,665,252     1,991,368
                                                ------------  ------------

EQUITY IN EARNINGS OF ISLE OF CAPRI-BLACK HAWK    1,650,838     2,657,101
EQUITY IN EARNINGS OF ROUTE 66 CASINOS, L.L.C.      414,537       192,300
MINORITY INTEREST - DRY CREEK CASINO, L.L.C.       (158,881)     (215,632)
                                                ------------  ------------

Income before income tax provision                1,784,849     3,331,266

Federal income tax provision - deferred            (678,242)   (1,147,355)
                                                ------------  ------------
NET INCOME                                      $ 1,106,607   $ 2,183,911
                                                ============  ============

PER SHARE INFORMATION
Net income per common share - basic             $      0.08   $      0.19
                                                ============  ============

Net income per common share - diluted           $      0.08   $      0.15
                                                ============  ============

Basic weighted average number of
  common shares outstanding                      13,038,239    11,251,185
                                                ============  ============

Fully diluted weighted average number of
  common shares outstanding                      14,664,122    15,628,252
                                                ============  ============

                           NEVADA GOLD & CASINOS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                     Six Months Ended
                                                       September 30,
                                                --------------------------
                                                    2004          2003
                                                ------------  ------------
REVENUES
Gaming asset participation income:
  Dry Creek Casino, L.L.C.                      $ 2,417,135   $ 1,709,208
Other income:
  Interest income                                   926,401     2,553,300
  Royalty income                                     33,805        28,634
  Miscellaneous income                                    -        34,975
                                                ------------  ------------

  TOTAL REVENUES                                  3,377,341     4,326,117
                                                ------------  ------------

EXPENSES
General and administrative                          491,361       371,426
Interest expense                                    818,399     2,061,906
Salaries                                            956,457       560,155
Legal and professional fees                         681,047       842,317
Amortization of deferred loan issue cost            228,989        (7,040)
Write-off of project development costs              180,850        23,403
Other                                                98,846        68,886
                                                ------------  ------------

  TOTAL EXPENSES                                  3,455,949     3,921,053
                                                ------------  ------------

EQUITY IN EARNINGS OF ISLE OF CAPRI-BLACK HAWK    4,039,218     5,490,448
EQUITY IN EARNINGS OF ROUTE 66 CASINOS, L.L.C.      846,142       218,274
MINORITY INTEREST - DRY CREEK CASINO, L.L.C.       (361,825)     (268,924)
                                                ------------  ------------

Income before income tax provision                4,444,927     5,844,862

Federal income tax provision - deferred          (1,614,326)   (1,987,078)
                                                ------------  ------------
NET INCOME                                      $ 2,830,601   $ 3,857,784
                                                ============  ============

PER SHARE INFORMATION
Net income per common share - basic             $      0.22   $      0.34
                                                ============  ============

Net income per common share - diluted           $      0.20   $      0.26
                                                ============  ============

Basic weighted average number of
  common shares outstanding                      12,780,421    11,211,676
                                                ============  ============

Fully diluted weighted average number of
  common shares outstanding                      14,930,353    15,465,796
                                                ============  ============

                                ISLE OF CAPRI BLACK HAWK L.L.C.
                      COMPARATIVE FINANCIAL HIGHLIGHTS BY CASINO PROPERTY
                                        (IN THOUSANDS)

                         ---------------------------------------------------------------------
                                                    THREE MONTHS ENDED
                         ---------------------------------------------------------------------
                                   OCTOBER 24, 2004                 OCTOBER 26, 2003
                         ---------------------------------------------------------------------
                                                    ADJUSTED                         ADJUSTED
                                                     EBITDA       NET     ADJUSTED    EBITDA
                         NET REVENUES    ADJUSTED   MARGIN %   REVENUES    EBITDA    MARGIN %
                              (1)       EBITDA (2)     (2)        (3)        (2)        (2)
                         ---------------------------------------------------------------------
Isle-Black Hawk (3)            25,548        8,852      34.6%    27,473      9,900        6.0%
Colorado Central
  Station (3) (4)               8,073          409       5.1%    11,641      2,684       23.1%
Colorado Grande (3) (4)         1,951          365      18.7%     2,281        687       30.1%
----------------------------------------------------------------------------------------------
        COLORADO TOTAL         35,572        9,626      27.1%    41,395     13,271       32.1%

                         ---------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                         ---------------------------------------------------------------------
                                   OCTOBER 24,  2004                 OCTOBER 26, 2003
                         ---------------------------------------------------------------------
                                                    ADJUSTED                         ADJUSTED
                                                     EBITDA       NET     ADJUSTED    EBITDA
                         NET REVENUES    ADJUSTED   MARGIN %   REVENUES    EBITDA    MARGIN %
                              (1)       EBITDA (2)     (2)        (1)        (2)        (2)
                         ---------------------------------------------------------------------
Isle-Black Hawk (3)            51,845       19,038      36.7%    55,553     20,549       37.0%
Colorado Central
  Station (3) (4)              16,416          930       5.7%    23,660      5,244       22.2%
Colorado Grande (3) (4)         4,103          878      21.4%     4,318      1,201       27.8%
----------------------------------------------------------------------------------------------
        COLORADO TOTAL         72,364       20,846      28.8%    83,531     26,994       32.3%

                         ISLE OF CAPRI BLACK HAWK L.L.C.
 RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED EBITDA BY CASINO PROPERTY
                                 (IN THOUSANDS)
                       THREE MONTHS ENDED OCTOBER 24, 2004

                         ---------------------------------------------------
                                                                OPERATING
                         ADJUSTED   DEPRECIATION                  INCOME
                          EBITDA         &        OPERATING   (LOSS)MARGIN %
                            (2)     AMORTIZATION    INCOME         (5)
                         ---------------------------------------------------
Isle-Black Hawk (3)         8,852          1,758      7,094            27.8%
Colorado Central
  Station (3) (4)             409            661       (252)           -3.1%
Colorado Grande (3) (4)       365            109        256            13.1%
----------------------------------------------------------------------------
COLORADO TOTAL              9,626          2,528      7,098            20.0%

                       THREE MONTHS ENDED OCTOBER 26, 2003

                         --------------------------------------------------
                                                               OPERATING
                         ADJUSTED   DEPRECIATION                 INCOME
                          EBITDA         &        OPERATING  (LOSS)MARGIN %
                            (2)     AMORTIZATION   INCOME         (5)
                         --------------------------------------------------
Isle-Black Hawk (3)         9,900          1,709      8,191           29.8%
Colorado Central
  Station (3) (4)           2,684            332      2,352           20.2%
Colorado Grande (3) (4)       687             71        616           27.0%
---------------------------------------------------------------------------
COLORADO TOTAL             13,271          2,112     11,159           27.0%

                         ISLE OF CAPRI BLACK HAWK L.L.C.
 RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED EBITDA BY CASINO PROPERTY
                                 (IN THOUSANDS)
                        SIX MONTHS ENDED OCTOBER 24, 2004

                         ---------------------------------------------------
                                                                OPERATING
                         ADJUSTED   DEPRECIATION                  INCOME
                          EBITDA         &        OPERATING   (LOSS)MARGIN %
                            (2)     AMORTIZATION    INCOME         (5)
                         ---------------------------------------------------
Isle-Black Hawk (3)        19,038          3,474     15,564            30.0%
Colorado Central
  Station (3) (4)             930          1,228       (298)           -1.8%
Colorado Grande (3) (4)       878            210        668            16.3%
----------------------------------------------------------------------------
COLORADO TOTAL             20,846          4,912     15,934            22.0%

                        SIX MONTHS ENDED OCTOBER 26, 2003

                         ---------------------------------------------------
                                                                OPERATING
                         ADJUSTED   DEPRECIATION                  INCOME
                          EBITDA         &        OPERATING   (LOSS)MARGIN %
                            (2)     AMORTIZATION    INCOME         (5)
                         ---------------------------------------------------
Isle-Black Hawk (3)        20,549          3,443     17,106            30.8%
Colorado Central
  Station (3) (4)           5,244            701      4,543            19.2%
Colorado Grande (3) (4)     1,201            141      1,060            24.5%
----------------------------------------------------------------------------
COLORADO TOTAL             26,994          4,285     22,709            27.2%

     (1) Net revenues are presented net of complimentaries, slot points expense and cash coupon redemptions.

     (2) EBITDA is "earnings before interest, income taxes, depreciation and amortization." Adjusted EBITDA for each property was calculated by adding preopening expense, management fees and non-cash items to EBITDA. Adjusted EBITDA is presented solely as a supplemental disclosure because management believes that it is 1) a widely used measure of operating performance in the gaming industry, and 2) a principal basis for valuation of gaming companies. Management uses property level Adjusted EBITDA (Adjusted EBITDA before corporate expense) as the primary measure of the properties' performance. Adjusted EBITDA should not be construed as an alternative to operating income, as an indicator of the Company's operating performance; or as an alternative to any other measure determined in accordance with accounting principles generally accepted in the United States. The properties have significant uses of cash flows, including capital expenditures, interest payments, taxes and debt principal repayment, which are not reflected in Adjusted EBITDA. Also, other gaming companies that report Adjusted EBITDA information may calculate Adjusted EBITDA in a different manner than the Company. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by net revenue. Reconciliations of operating income to Adjusted EBITDA are included in the financial schedules accompanying this release.

     (3) The Adjusted EBITDA for the Isle-Black Hawk, the Colorado Central Station-Black Hawk and the Colorado Grande-Cripple Creek, does not include management fees. The following table shows management fees and Adjusted EBITDA inclusive of management fees for the three months and six months ended October 24, 2004, and October 26, 2003:

                              THREE MONTHS ENDED            SIX MONTHS ENDED
                          OCTOBER 24,   OCTOBER 26,    OCTOBER 24,   OCTOBER 26,
                              2004          2003          2004           2003
                          ------------  ------------  -------------  ------------
                                              (IN THOUSANDS)
MANAGEMENT FEES
Isle - Black Hawk         $      1,204  $      1,244  $       2,472  $      2,508
Colorado Central
Station                            255           358            519           901
Colorado Grande                     89           110            190           212


ADJUSTED EBITDA WITH MANAGEMENT FEES
Isle - Black Hawk                7,648         8,656         16,566        18,041
Colorado Central
Station                            154         2,326            411         4,343
Colorado Grande                    276           577            688           989

     (4) The Isle of Capri Black Hawk L.L.C. acquired these properties on April 22, 2003.

     (5) Operating income margin was calculated by dividing operating income by net revenue.

                                             NEVADA GOLD & CASINOS, INC.
                                             CONSOLIDATED BALANCE SHEETS


                                                                                        SEPTEMBER 30,     MARCH 31,
                                                                                       ---------------  -------------
                                                                                            2004            2004
                                                    ASSETS                               (Unaudited)      (Audited)
CURRENT ASSETS

Cash and cash equivalents                                                              $    3,743,344   $  3,528,631
Accounts receivable                                                                           461,858        216,322
Income tax receivable                                                                       2,522,000      2,522,000
Notes receivable from affiliates, current portion                                           1,500,000      1,200,000
Other assets                                                                                  326,497         79,272
                                                                                       ---------------  -------------
      TOTAL CURRENT ASSETS                                                                  8,553,699      7,546,225
                                                                                       ---------------  -------------

Joint ventures in equity investees:
   Isle of Capri Black Hawk, L.L.C.                                                        17,666,772
   Route 66 Casinos, L.L.C.                                                                 2,689,310     15,708,324
   Sunrise Land and Mineral Corporation                                                       371,750      1,852,828
Investments in development and operating projects:                                                           371,750
  Dry Creek Casino, L.L.C., gaming                                                          1,218,115      1,264,164
  Nevada Gold Tulsa, Inc., gaming                                                           1,060,929        744,617
  Gold River, L.L.C., gaming                                                                  315,748         19,770
  Gold Mountain Development, L.L.C., real estate                                            3,355,600      3,342,207
  Goldfield Resources, Inc., mining                                                           480,812        480,812
  Other assets - gaming                                                                       429,055        414,571
Notes receivable from Dry Creek Rancheria                                                  10,000,000     10,000,000
Notes receivable from affiliates                                                            3,351,459      3,839,586
Notes receivable - gaming projects                                                          3,592,423              -
Deferred loan issue cost, net                                                                 383,933        285,450
Deferred tax asset                                                                          1,407,340              -
Furniture, fixtures and equipment, net of accumulated depreciation
  of $133,372 at September 30, 2004 and $124,609 at March 31, 2004                            100,202         80,753
                                                                                       ---------------  -------------
          TOTAL ASSETS                                                                 $   54,977,147   $ 45,951,057
                                                                                       ===============  =============

                                       LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable and accrued liabilities                                               $      861,555   $  1,205,241
Deferred tax liability                                                                              -      2,517,678
Current portion of long-term debt                                                           3,272,500        -     _
                                                                                       ---------------  -------------
      TOTAL CURRENT LIABILITIES                                                             4,134,055      3,722,919
                                                                                       ---------------  -------------

LONG-TERM DEBT
Deferred income                                                                                71,111        145,833
Convertible Note, net of discount                                                           3,225,169     11,029,266
Term Note payable, net of current portion                                                   3,272,500              -
Note payable on credit facility                                                            10,915,671        -     _
                                                                                       ---------------  -------------
      TOTAL LONG-TERM DEBT                                                                 17,484,451     11,175,099
                                                                                       ---------------  -------------
      TOTAL LIABILITIES                                                                    21,618,506   $ 14,898,018
                                                                                       ---------------  -------------

COMMITMENTS AND CONTINGENCIES                                                                       -              -

MINORITY INTEREST - DRY CREEK CASINO, L.L.C.                                                  284,619        253,719

STOCKHOLDERS' EQUITY
Common stock, $0.12 par value, 20,000,000 shares authorized, 13,342,103 and
12,279,352 shares outstanding at September 30, 2004, and March 31, 2004, respectively       1,601,052      1,473,522
Additional paid in capital                                                                 20,788,588     19,256,200
Treasury Stock, 214,900 shares, at cost                                                    (2,366,449)             -
Retained earnings                                                                          13,092,056     10,261,455
Accumulated other comprehensive loss                                                          (41,225)      (191,857)
                                                                                       ---------------  -------------
      TOTAL STOCKHOLDERS' EQUITY                                                           33,074,022     30,799,320
                                                                                       ---------------  -------------

          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                   $   54,977,147   $ 45,951,057
                                                                                       ===============  =============

About Nevada Gold & Casinos

Nevada Gold & Casinos, Inc. of Houston, is a developer of gaming properties, and has real estate interests in Colorado, California, and Nevada. UWN owns a 43% interest in The Isle of Capri-Black Hawk LLC, which owns Isle of Capri Casino, a 237-room hotel/casino and Colorado Central Station Casino (both located in Black Hawk, Colorado, about 35 miles west of Denver) and Colorado Grande Casino, located in Cripple Creek, Colorado. The LLC is a joint venture with Isle of Capri Casinos, Inc. (Nasdaq: ISLE). UWN has 69% ownership of Dry Creek Casino, LLC, which is assisting the Dry Creek Rancheria Band of Pomo Indians with their River Rock Casino, Alexander Valley, Sonoma County, California (about 75 miles north of San Francisco in the California wine country). UWN has 51% ownership of Route 66 Casinos, LLC, which has the right to lease gaming equipment to the Pueblo of Laguna in their Route 66 Casino 11 miles west of Albuquerque, N.M., which opened in September 2003. Nevada Gold Tulsa, Inc., a wholly-owned subsidiary, has entered into a contract to develop and manage a casino for the Muscogee (Creek) Nation in Tulsa, Oklahoma. Also, Gold River, LLC, a wholly-owned subsidiary of UWN, has entered into a development agreement for a gaming resort in Pauma Valley, California for the La Jolla Band of Luiseno Indians. The management agreement for La Jolla is currently being finalized and is expected to be completed in the near future. Nevada Gold recently signed a Memorandum of Agreement with the Timbisha Shoshone Tribe to manage a proposed casino in Hesperia, California.. For more information, visit http://www.nevadagold.com./
                   --------

CONTACT: Nevada Gold & Casinos, Inc., Houston
         H. Thomas Winn or Christopher Domijan, 713-621-2245 or
         Integrated Corporate Relations
         Don Duffy 203-222-9013